UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

I.D. SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders of

I.D. SYSTEMS, INC.

To Be Held On:

Tuesday, June 21, 2011 at 10:00 a.m. (Eastern Time), at

the offices of Lowenstein Sandler PC, located at

1251 Avenue of the Americas, New York, New York 10020

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

Notice is hereby given that the 2011 Annual Meeting of Stockholders of I.D. Systems, Inc. (the “Company”) will be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Tuesday, June 21, 2011, at 10:00 a.m. (Eastern Time). You are receiving this notice that the proxy materials for the meeting are available on the Internet. Please follow the instructions below to view the proxy materials and to vote online or by telephone or to request a paper or e-mail copy of the proxy materials. The items to be voted upon, along with the recommendation of the Company’s Board of Directors as to each, are set forth below. Your vote is important.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before June 7, 2011.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255, where the following materials are available for view:

Notice of Annual Meeting of Stockholders Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. Please have this notice available. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on June 20, 2011.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. Please have this notice available.

MAIL: You may request a proxy card that you can vote by mail by following the instructions above.

THIS NOTICE IS NOT A PROXY CARD OR A FORM FOR VOTING. You cannot use this notice to vote by mail. To vote your shares on a proxy card instead of voting on the Internet or by telephone, you must request that a paper copy of the proxy materials be mailed to you by following the instructions above. If you wish to attend and vote at the meeting, please bring this notice and proper identification with you. To obtain directions to the meeting, please call Ned Mavrommatis at (201) 996-9000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

1.	Election of five directors, each to serve for a one-year term expiring at the Company’s 2012 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

NOMINEES:
Jeffrey M. Jagid
Kenneth S. Ehrman
Lawrence S. Burstein
Harold D. Copperman
Michael P. Monaco

Please note that you cannot use this notice to vote by mail.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

2.	Amendment to the Company's 2009 Non-Employee Director Equity Compensation Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

3.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4.

4.	Approval, on an advisory basis, of the Company's executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY "3 YEARS" ON PROPOSAL NO. 5.

5.	Approval, on an advisory basis, of the frequency of the shareholder vote on the Company's executive compensation (every 1, 2 or 3 years).